SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                              ---------------

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
                              ---------------

              Date of Report (Date of Earliest Event Reported)
                         May 9, 2002 (May 2, 2002)

                             KMART CORPORATION
                             ------------------
           (Exact Name of Registrant as Specified in its Charter)


           Michigan                    1-327                   38-0729500
           --------                    -----                   ----------
(State or Other Jurisdi       (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                   Identification No.)



3100 West Big Beaver Road, Troy, Michigan                        48084
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

                               (248) 463-1000
------------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         On May 2, 2002, Kmart Corporation (the "Company") held a meeting of creditors pursuant to Section 341 of the United States Bankruptcy Code at the Sheraton Chicago Hotel in Chicago, Illinois (the "Section 341 Meeting"). Attached hereto as Exhibit 99.2 are the slides that were presented at the Section 341 Meeting (the "Slides"). The Slides were filed with the United States Bankruptcy Court for the Northern District of Illinois on May 6, 2002, pursuant to the Notice of Filing, dated May 6, 2002, attached hereto as Exhibit 99.1.

         The Slides, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the Company's DIP facility; the Company's ability to obtain court approval with respect to motions in the chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the quarterly report on Form 10-Q for the quarter ended November 27, 2001. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


   Exhibit No.             Document Description

       99.1 Notice of Filing, dated May 6, 2002, of slides presented at the Section 341 Meeting of Creditors on May 2, 2002.

       99.2 Slides presented at the Section 341 Meeting of Creditors on May 2, 2002.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 9, 2002
                                           KMART CORPORATION


                                           By:  /s/ Janet G. Kelley
                                              -------------------------
                                           Name:  Janet G. Kelley
                                           Title: Executive Vice President &
                                                      General Counsel




                               EXHIBIT INDEX


     Exhibit No.              Document Description
     -----------              --------------------
        99.1                  Notice of Filing, dated May 6, 2002, of
                              slides presented at the Section 341 Meeting of Creditors on May 2, 2002.
        99.2                  Slides presented at the Section 341 Meeting
                              of Creditors on May 2, 2002.





                                                               Exhibit 99.1

                   IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE NORTHERN DISTRICT OF ILLINOIS
                              EASTERN DIVISION

In re:                                    )  Case No.  02-B02474
                                          )  (Jointly Administered)
KMART CORPORATION, et al.,                )  Chapter 11
                                          )  Chief Judge Susan Pierson Sonderby
                                          )
                                          )
                                          )

                              NOTICE OF FILING

         PLEASE TAKE NOTICE THAT on May 6, 2002, we filed with the United States Bankruptcy Court for the Northern District of Illinois the presentation made by the Debtors at the Section 341 Meeting of Creditors held at the Sheraton Chicago Hotel on May 2, 2002 at 1:00 p.m.

         PLEASE TAKE FURTHER NOTICE THAT copies of the Debtors' presentation may be obtained by contacting Landmark Document Services, 308 West Randolph, Suite 500, Chicago, IL 60606, tel: (312) 845-1000, fax:
(312) 726-9027.

Dated:  May 6, 2002                   Kmart Corporation, et al.,

                                      By: /s/ John Wm. Butler, Jr.
                                         -------------------------
                                      John Wm. Butler, Jr. (ARDC No. 06209373)
                                      J. Eric Ivester (ARDC No. 06215581)
                                      SKADDEN, ARPS, SLATE,
                                        MEAGHER & FLOM (ILLINOIS) 333
                                      West Wacker Drive, Suite 2100
                                      Chicago, Illinois 60606-1285
                                      (312) 407-0700 Attorneys for
                                      the Debtors



                                                                 Exhibit 99.2

                             Kmart Corporation

                      Section 341 Meeting of Creditors

                                May 2, 2002
                           Sheraton Chicago Hotel
                             Chicago, Illinois


May 2, 2002 - Section 341 Creditors Meeting                           Page 1



[Kmart Logo] Agenda

o  Executive Management
o  Restructuring and Key Advisors
o  Company Background
o  Corporate Structure
o  Events Leading to Chapter 11 Filings
o  Reorganization Strategy
o  Store Closing Program
o  Postpetition DIP Financing
o  Creditors' Committee
o  Financial Institutions' Committee
o  Request for Appointment of Equity Committee
o  Schedules of Assets and Liabilities & Statements of Financial Affairs
o  Extension of 10-K Filing Date
o  Chapter 11 Case Update
o  Reorganization Case Calendar

May 2, 2002 - Section 341 Creditors Meeting                           Page 2


[Kmart Logo]      Executive Management

o James B. Adamson, Chief Executive Officer & Chairman of the Board of Directors
- Elected Chairman of the Board in January 2002 (member since 1996) and appointed Chief Executive Officer on March 11, 2002
-    Prior to his current positions, Mr. Adamson held the following positions:
     o   Chairman, President and Chief Executive Officer of Advantica
         Restaurant Group, Inc. in 1995
     o President and Chief Executive Officer of Burger King Corporation from 1993 to 1995
     o Executive Vice President, Marketing, of Revco, Inc.; senior executive at Target Corporation
- President, COO, CRO, CFO, General Counsel and SVP Communications all report to Mr. Adamson, along with Merchandising, Marketing and Human Resource functions

May 2, 2002 - Section 341 Creditors Meeting                            Page 3




[Kmart Logo]      Executive Management (cont.)

o Julian C. Day, President and Chief Operating Officer
-    Appointed President and Chief Operating Officer on March 11, 2002
- Mr. Day has extensive experience in retailing, including general merchandise and food sectors serving as:
     o   Executive Vice President, Chief Financial Officer and Chief
         Operating Officer of Sears, Roebuck and Co.
     o   Executive Vice President and Chief Financial Officer of Safeway, Inc.
     o   Member of the Board of Directors of Petco, Inc.
- Store Operations, Global Systems Capability and Supply Chain, Strategic Initiatives, Real Estate Management and Construction and Information Technology functions report to Mr. Day

May 2, 2002 - Section 341 Creditors Meeting                            Page 4





[Kmart Logo]      Executive Management (cont.)

o Ronald B. Hutchison, Executive Vice President and Chief Restructuring Officer
-    Joined Kmart in January 2002
- Prior to Joining Kmart, Mr. Hutchinson served as the Executive Vice President and Chief Financial Officer of Advantica Restaurant Group, Inc.
- Participates with Janet Kelley (Executive Vice President and General Counsel) and Al Koch (Chief Financial Officer) on informal executive management restructuring committee, which is coordinating Kmart's day-to-day restructuring, and reporting to Jim Adamson (Chairman and CEO)

May 2, 2002 - Section 341 Creditors Meeting                            Page 5



[Kmart Logo]      Executive Management (cont.)

o Janet G. Kelley, Executive Vice President and General Counsel
- Joined Kmart in April 2001 - Prior to joining Kmart, Ms. Kelley served in the following positions:
     o   Senior Counsel at The Limited, Inc. from 1999 to 2001
     o Various legal positions at Sunbeam Corporation from 1994 to 1999, most recently as General Counsel
     o Private Practice with the law firm of Wyatt, Tarrant & Combs for approximately 15 years

May 2, 2002 - Section 341 Creditors Meeting                            Page 6




[Kmart Logo]      Executive Management (cont.)

o Albert A. Koch, Chief Financial Officer
- Nationally recognized leader in providing corporate turnaround and debt restructuring expertise
- Chairman of Jay Alix & Associates and serves as a Principal Member of the General Partner of Questor Partners Fund
- Mr. Koch has previously served as Chief Financial Officer of Oxford Health Plans and lead the restructurings of Ryder Systems, Inc. and Allegheny General Hospital
o Michael T. Macik, Executive Vice President, Human Resources
-    Rejoined Kmart in April 2002
- Previously Executive Vice President and Chief Operating Officer, Right Management Consultants - Over 30 years experience in various merchandising and human resources positions at Kmart

May 2, 2002 - Section 341 Creditors Meeting                            Page 7





[Kmart Logo]      Executive Management (cont.)

o Karen Austin, Senior Vice President, Chief Information Officer
-    Promoted to Chief Information Officer in April 2002
-    20 years experience in information systems with Kmart
o Lori A. McTavish, Senior Vice President, Communications
-    Responsible for external and internal communications
- Ms. McTavish previously held the position of Vice President, Communications and has been with the Company since May 2001

May 2, 2002 - Section 341 Creditors Meeting          Page 8





[Kmart Logo]      Executive Management (cont.)

o Ted Stenger, Treasurer
-    Mr. Stenger is a Principal with Jay Alix & Associates
- Mr. Stenger has also served as turnaround and restructuring advisor at Allied Holdings, Fruit of the Loom, FINOVA Group, Inc. and The Leslie Fay Companies
- Mr. Stenger was previously interim Chief Operations Officer of American Rice Inc. and interim Chief Executive Officer at Maidenform Worldwide

May 2, 2002 - Section 341 Creditors Meeting          Page 9





[Kmart Logo] Restructuring and Key Advisors

o Skadden, Arps, Slate, Meagher & Flom (Illinois) and Affiliates,
  Restructuring Counsel
o Miller Buckfire Lewis & Co. (successor to Dresdner Kleinwort Wasserstein, Inc.) Financial Advisors and Investment Banker
o PricewaterhouseCoopers, Independent Auditors and Financial Advisors
o Rockwood Gemini Advisors, Real Estate Advisors
o Abacus Advisory & Consulting Corp., LLC, Inventory Valuation Consultant
o DJM Asset Management, LLC and ChainLinks Retail Advisors, Inc., Real Estate Broker
o Kekst and Company, Communications Advisors
o Trumbull Services, LLC, Claims and Noticing Agent

May 2, 2002 - Section 341 Creditors Meeting          Page 10




[Kmart Logo] Company Background

o Kmart is the successor to the business developed by its founder, S.S. Kresge, who opened his first store in 1899
o First Kmart store opened in March 1962
o Kmart is ranked number 36 on Fortune's list of 500 companies and is a member of the Fortune Global 100
o Kmart is nation's second largest discount retailer and the third largest general merchandise retailer
o For the twelve months ended August 1, 2001, Kmart had consolidated net sales of approximately $37 billion and EBITDA of $1.4 billion

May 2, 2002 - Section 341 Creditors Meeting          Page 11






[Kmart Logo] Company Background (cont.)

o As of the fiscal quarter ended October 31, 2001, Kmart administered approximately $17 billion of assets at book value and reported total liabilities of $11.3 billion
o Approximately 75% of the U.S. population shops at Kmart each year and about 85% of the U.S. population presently lives within 15 miles of a Kmart store
o As of March 31, 2002, Kmart had approximately 220,000 associates worldwide and is one of the top twelve employers in the United States with approximately $5.2 billion in annual payroll and benefits

May 2, 2002 - Section 341 Creditors Meeting          Page 12





[Kmart Logo] Company Background (cont.)

o Kmart has relationships with more than 4,000 vendors worldwide and is one of the country's largest purchasers of products
o Kmart currently operates approximately 2,100 stores (including 283 stores to be closed in the second quarter of 2002), primarily under the Big Kmart or Kmart Supercenter format, in all 50 United States, Puerto Rico, the U.S. Virgin Islands and Guam
o Kmart's retail operations are located in approximately 321 of the 331 metropolitan statistical areas in the U.S.
o Its stores are generally one-floor, free-standing units ranging in size from 40,000 to 190,000 square feet

May 2, 2002 - Section 341 Creditors Meeting          Page 13





[Kmart Logo] Company Background (cont.)

o Kmart controls more than 200 million square feet of commercial real estate
o Kmart utilizes 14 regional distribution centers and four regional specialty centers, totaling 23 million square feet of warehouse space
o Kmart has a dedicated fleet of more than 600 tractors and 2,700 trailers
o Kmart's principal equity investments include 49% interest in substantially all of the Meldisco subsidiaries of Footstar, Inc., which operate the footwear departments in Kmart stores

May 2, 2002 - Section 341 Creditors Meeting          Page 14





[Kmart Logo] Corporate Structure

o Company and 37 of its domestic and U.S territory subsidiaries filed for relief under chapter 11
o None of the Company's foreign subsidiaries filed for relief either in the United States or in their domicile, and are continuing normal business operations

May 2, 2002 - Section 341 Creditors Meeting          Page 15





[Kmart Logo] Corporate Structure (cont.)

Kmart Corporation (MI)
o     S.S. Kresge Company (Australia) Pty. Ltd(6)
o     S.F.P.R. (PR)(6)
o     Kmart Far East, Ltd. (HK)(6)
      o Philippines Branch Office, Shanghai Rep. Office, Bangladesh Branch Office, Indonesia Branch Office, Egypt Branch Office, Dubai Branch Office(6)
      o     Kmart Korea, Ltd. (KO)(6)
o     Kmart Overseas Corporation (NV)(1)
      o     Kmart Taiwan, Ltd. (TW)(6)
      o     Thailand Rep. Office(4)
      o     Dominican Republic Branch(4)
o     Kmart Apparel of P.R. (P.R.)(6)
o     JAF, Inc. (DE)(1)
o     VTA, Inc. (DE) (1)
      o     Trinidad & Tobago Branch(4)
      o     Aruba Branch(2)
o     5.05% - Worldwide Retail Exchange LLC(2)
o     27.69% - Penske Auto Centers LLC(2)
o     KBL Holding, Inc. (1)
      o     Bluelight.Com, Inc. (DE)(1)
            |o|   40% - Bluelight.com LLC (DE)(2)
                  o     Marin Access LLC (DE)(3)
o     60% - Bluelight.com LLC (DE)(2)
o     Kmart Holdings, Inc. (MI)(1)
      o     1% - Troy CMBS LLC (MI)(2)
o     99% - Troy CMBS Property LLC (MI)(2)
o     Kmart CMBS Financing, Inc. (DE)(1)
o     Kmart of Michigan, Inc. (MI)(1)
o     2.07% - Penske Auto Centers LLC(2)
o     Kmart Stores of Indiana (MI)(1)
      o     1% - Kmart of Indiana (IN)(2)
            |o|   1.09% - Penske Auto Centers LLC(2)
o     Kmart Stores of TNCP, Inc. (MI)(1)
      o     99% - Kmart Stores of Texas LP (TX)(3)
            |o|   1.81% - Penske Auto Centers LLC(2)
      o     99% - Kmart of Pennsylvania LP (PA)(3)
            |o|   2.09% - Penske Auto Centers LLC(2)
      o     99% - Kmart of North Carolina LLC (NC)(3)
            |o|   1.25% - Penske Auto Centers LLC(2)
o     99% - Kmart of Indiana (IN)(2)
      o     1.09% - Penske Auto Centers LLC(2)
o     1% - Kmart of Pennsylvania LP (PA)(3)
      o     2.09% - Penske Auto Centers LLC(2)
o     1% - Kmart Stores of Texas LP (TX)(3)
      o     1.81% - Penske Auto Centers LLC(2)
      o     1% - Kmart of North Carolina LLC (NC)(3)
            o     1.25% - Penske Auto Centers LLC(2)
o     STI Merchandising, Inc. (MI)(1)
o     Media Momentum, Inc. (MI)(1)
      o     14.79% - 3016269 Nova Scotia Co. (CA)(2)
o     Sourcing & Technical Services, Inc. (FL)(1)
o     Kmart Corporation of Illinois, Inc. (IL)(1)
o     Kmart International Services, Inc. (DE)(1)
o     Kmart Pharmacies of Minnesota, Inc. (MN)(1)
o     KM Holding Co. of Maryland (MD)(1)
o     ILJ, Inc. (AK)(1)
o     Builders Square, Inc. (DE)(1)
o     KMPS LLC(5)
o     Kmart Pharmacy, Inc. (MI)(1)
o     The Coolidge Group LLC (MI)(5)
o     Big Beaver Development Corp. (MI)(1)
      o     50% - Burbank Joint Venture(2)
      o     50% - Woodridge Joint Venture(2)
      o     50% - Naples Joint Venture(2)
      o     50% - Red Road Joint Venture(2)
o     Big Beaver of Caguas Development Corp. (MI)(1)
o     Big Beaver of Caguas II Development Corp. (MI)(1)
o     Big Beaver of Carolina Development Corp. (MI)(1)
o     Big Beaver Guaynabo Dev. Corp. (MI)(1)
      o     50% - Plaza Guaynabo L.P.(2)
o     Big Beaver of Florida Development, LLC (FL)(5)
o     PMB, Inc. (TX)(1)
o     KLC, Inc. (TX)(1)
o     49% - Meldisco Corporations (Multiple Corporations)(1)
o     Kmart of Amsterdam NY Distribution Center, Inc.(1)
o     Kmart Political Action Committee (MI)(1)

Note 1 - State or country of incorporation follows in parentheses.
Note 2 - Ownership equals 100% unless otherwise noted.

Legend
(1) - Corporation
(2) - Partnership
(3) - LLC/LP - Corporation
(4) - Branch Operation
(5) - CFC - Foreign Corporation

May 2, 2002 - Section 341 Creditors Meeting          Page 16






[Kmart Logo] Events Leading to Chapter 11 Filings

o The Debtors' decision to commence their chapter 11 reorganization cases was based on a combination of factors, including:
   -Rapid decline in its liquidity resulting from Kmart's below-plan sales and earnings performance in the fourth quarter of 2001
   -Evaporation of the surety bond market
   -Erosion of supplier confidence and related loss of trade credit and vendor allowances
   -Intense competition in the discount retailing industry
   -Unsuccessful sales and marketing initiatives
   -Continuing recession -Recent capital market volatility

   May 2, 2002 - Section 341 Creditors Meeting                Page 17





[Kmart Logo] Reorganization Strategy

o The primary purposes of these Chapter 11 reorganization cases are to:
  -Improve liquidity and restructure balance sheet
  -Evaluate asset base with the objective of retaining "value-additive" assets and divesting "value-detractive" assets
  -Implement operational improvement plan focusing on key merchandising and marketing initiatives, exclusive brand offerings, supply chain performance and critical technology
  -Reduce annual expenses through reengineering the organization, staff reductions, office consolidations, and other actions

  May 2, 2002 - Section 341 Creditors Meeting                 Page 18





[Kmart Logo] Reorganization Strategy (cont.)

o The Company believes its exit strategy will depend, in part, on its key exclusive and licensed brands

[Picture of Jaclyn Smith] [Martha Stewart everyday Logo] [JOE BOXER Logo]

[Disney Logo] [Sesame Street Logo] [Picture of Kathy Ireland]

[Martha Stewart everyday garden Logo] [Martha Stewart everyday kitchen logo]

[Route 66 Logo] [White-Westinghouse Logo]

May 2, 2002 - Section 341 Creditors Meeting          Page 19






[Kmart Logo] Store Closing Program

o 283 stores being closed in 40 states and Puerto Rico based on financial metrics review
o Store Closing Sales commenced on March 21, 2002 and are expected to be completed in June 2002
o Company will continue to review its store portfolio and make necessary improvements and strategic assessments following the 2002 holiday season

May 2, 2002 - Section 341 Creditors Meeting          Page 20





[Kmart Logo] Postpetition DIP Financing

o Amount: $2 billion, subject to inventory borrowing base and availability limitations
o Collateral: Substantially all of the assets of Kmart and its domestic subsidiaries (subject to existing liens), excluding bankruptcy causes of action (proceeds of which are collateral)
o Term: Earliest of (i) April 22, 2004; (ii) substantial consummation of a confirmed plan of reorganization; and (iii) acceleration under the terms of the DIP Credit Agreement
o Agents: A syndicate of financial institutions, including JPMorgan Chase Bank. JPMorgan Securities, Inc. and Fleet Securities, Inc. serve as co-lead arrangers and joint book managers. JPMorgan Chase Bank acts as administrative agent. General Electric Capital Corporation and Credit Suisse First Boston serve as co-syndication agents. Fleet Retail Finance serves as documentation agent

May 2, 2002 - Section 341 Creditors Meeting          Page 21





[Kmart Logo] Creditors' Committee

                        Members

o Buena Vista Home Video (Co-Chair)
o Euler ACI (Co-Chair)
o American Greetings
o Bridgeford Foods of Illinois
o Fuji Photo Film U.S.A., Inc.
o GMAC Commercial Credit
o Kimco Realty Corporation
o Mattel, Inc.
o Newell Rubbermaid
o Pension Benefit Guaranty Corporation
o PepsiCo
o Sara Lee Corporation
o 20th Century Fox Home Entertainment

May 2, 2002 - Section 341 Creditors Meeting          Page 22






[Kmart Logo] Creditors' Committee (cont.)

                        Professional Advisors

o Otterbourg, Steindler, Houston & Rosen, Counsel to the Creditors' Committee
o Winston & Strawn, Counsel to the Creditors' Committee
o KPMG, Financial Advisors to the Creditors' Committee

May 2, 2002 - Section 341 Creditors Meeting          Page 23





[Kmart Logo] Financial Institutions' Committee

                        Members
o JP Morgan Chase
o Bank of New York
o Fleet National Bank
o Wilmington Trust Co.
o First Union National Bank
o Credit Suisse First Boston

May 2, 2002 - Section 341 Creditors Meeting          Page 24





[Kmart Logo] Financial Institutions' Committee (cont.)

                        Professional Advisors

o Jones, Day, Reavis & Pogue, Counsel to the Financial Institutions' Committee
o FTI Policano & Manzo, Financial Advisors to the Financial Institutions' Committee

May 2, 2002 - Section 341 Creditors Meeting          Page 25






[Kmart Logo] Request for Appt. of Equity Committee

o A group of shareholders has filed a motion seeking an order directing the appointment of an equity committee
o The United States Trustee has opposed the request on the basis that the United States Trustee has deferred making a final determination of such request
o In the Company's view, the motion is premature until the United States Trustee has made a final determination and the Company and the statutory committees have had an opportunity to understand the United States Trustee's decision

May 2, 2002 - Section 341 Creditors Meeting          Page 26





[Kmart Logo] Financial Schedules & Statements

                                  Overview

o Global Notes and Statement of Limitations, Methodology and Disclaimer Regarding Debtors' Schedules and Statements were filed on April 15, 2002 setting forth assumptions and preparation methodology for Schedules of Assets and Liabilities (Schedules) and Statements of Financial Affairs (Statements)
o Schedules provide a snapshot of the financial condition of the Debtors at the petition date oStatements show detailed historical financial information concerning the Debtors

May 2, 2002 - Section 341 Creditors Meeting          Page 27





[Kmart Logo] Financial Schedules & Statements (cont.)

                              Overview (cont.)

o 11 separate sets of Schedules and Statements were filed
   -The asset data, except where otherwise noted, is as of January 30, 2002 -The claims data, except where otherwise noted, is as of January 22, 2002 -Data for all Debtors is contained in the Consolidated Schedules and
     Statements
   -Data for 28 of the filing entities not scheduled separately is incorporated into the Schedules and Statements for Kmart Corporation

   May 2, 2002 - Section 341 Creditors Meeting                Page 28






[Kmart Logo] Financial Schedules & Statements (cont.)

                              Overview (cont.)


-------------------------------------------------------------------------------------------------------------------------
                                     SOAL CATEGORIES
-------------------------------------------------------------------------------------------------------------------------
  A   Real Property                                         E  Creditors Holding Unsecured Priority Claims
  B   Personal Property                                     F  Creditors Holding Unsecured Non-Priority Claims
  C   Property Claimed as Exempt                            G  Executory Contracts and Unexpired Leases
  D   Creditors Holding Secured Claims                      H  Co-Debtors (Guarantors)
-------------------------------------------------------------------------------------------------------------------------

                                     SOFA CATEGORIES
-------------------------------------------------------------------------------------------------------------------------

  1   Income from Operation of Business                    12  Safe Deposit Boxes
  2   Income other than from Operation of Business         13  Setoffs
  3   Payments to Creditors                                14  Property held for Another Person
      a - All Payments (90 days)                           15  Prior Address of Debtors
      b - Insiders (1 year)                                16  Spouses and Former Spouses
                                                           17  Environmental Information
  4   Suits and Administrative Proceedings, Executions,    18  Nature, Location, and Name of Business
      Garnishments, and Attachments
  5   Repossessions, Foreclosures, and Returns             19  Books, Records, and Financial Statements
  6   Assignments and Receiverships                        20  Inventories
  7   Gifts                                                21  Current Partners, Officers, Directors, and Shareholders
  8   Losses                                               22  Former Partners, Officers, Directors, and Shareholders
  9   Payments related to Debt Counseling or Bankruptcy    23  Withdrawals from a Partnership / Distributions by a Corp.
 10   Other Transfers (Insider Loans)                      24  Tax Consolidation Group
 11   Closed Financial Accounts                            25  Pension Funds
-------------------------------------------------------------------------------------------------------------------------

May 2, 2002 - Section 341 Creditors Meeting          Page 29






[Kmart Logo] Financial Schedules & Statements (cont.)

                          Preparation Methodology

o The following summarizes the selection criteria and reasoning for the nine subsidiaries that are scheduled separately from Kmart Corporation and Kmart Corporation-consolidated:
   -Five "Kmart Of's" (Kmart of Indiana, Michigan, North Carolina,
     Pennsylvania and Texas) - Represent distinct geographical operating activities, have material assets, third-party debt and have separately maintained tax books
   -Troy CMBS - Holds a significant amount of real property that is leased back to various Kmart entities
   -TC Group - Holds a distinct portion of
     fixed assets (FF&E and aircraft) and leases these assets back to various Kmart entities
   -Bluelight.Com LLC - Distinct business unit and has a separate general ledger reporting entity; there are no substantial assets for this entity
   -Kmart Overseas Corp. (KOC) - Holding company for certain overseas operations; the primary asset of KOC is a note due from Kmart Corporation

   May 2, 2002 - Section 341 Creditors Meeting                Page 30






[Kmart Logo] Financial Schedules & Statements (cont.)

                      Preparation Methodology (cont.)


o There are three categories of intercompany transactions contained in the Schedules and Statements:
   -Intercompany transactions between Kmart Corporation and one of the separately scheduled entities (e.g., royalty and interest payable from Kmart Corp. to Kmart of Michigan, Inc.)
       oReflected in the appropriate separately scheduled entities and eliminated in the Consolidated Schedules
   -Intercompany transactions between stand-alone Kmart Corp. and one of the 28 entities included in the Kmart Corp. Schedules (e.g., payable from Kmart Corp. to Kmart Financing, Inc.)
       oReflected on the Kmart Corp. Schedules and eliminated in the
         Consolidated Schedules
   -Intercompany transactions between Kmart Corp. and non-filing entities
     (e.g., payable from Kmart Corp. to Kmart Far East)
       oReflected in the Kmart Corp. Schedules and in the Consolidated
         Schedules

   May 2, 2002 - Section 341 Creditors Meeting                Page 31







[Kmart Logo] Financial Schedules & Statements (cont.)

                      Preparation Methodology (cont.)


o The methodology used to prepare the Schedules and Statements is based on a combination of the Company's non-audited book and tax records; the Schedules and Statements do not purport to represent financial statements prepared in accordance with GAAP
o Full, separate, and stand alone accounting records by legal entity are not maintained by the Company
o The Company does breakout certain financial information by legal entity for tax reporting; where possible, this methodology was used in preparing the Schedules and Statements

May 2, 2002 - Section 341 Creditors Meeting          Page 32






[Kmart Logo] Financial Schedules & Statements (cont.)

                      Preparation Methodology (cont.)
                          -----------------------

                        Kmart Consolidated Schedules
           Reconciled to the Company's consolidated trial balance

            |                                                  |
           |                                                    |
          |                                                      |
         \/                                                       \/

9 Separate Kmart entities                                           Kmart Corporation
Data based on directly attributable asset                           Kmart Corporation + Remaining
and liability information from accounting and tax records           28 Entities
(asset data primarily extracted based on location code)

May 2, 2002 - Section 341 Creditors Meeting          Page 33





[Kmart Logo] Financial Schedules & Statements (cont.)

oAdjusted Scheduled Assets
----------------------------------------------------------------------------
                      Assets (000's)

----------------------------------------------------------------------------
   Inventory                                                  $   5,840,087
----------------------------------------------------------------------------
   Real Property                                                  3,206,183
----------------------------------------------------------------------------
   Furniture, Fixtures & Equipment                                2,453,359
----------------------------------------------------------------------------
   Cash / Deposits                                                1,239,674
----------------------------------------------------------------------------
   Accounts Receivable                                              579,967
----------------------------------------------------------------------------
   Other (Art, Intangibles, Patents & Copyrights, etc.)             350,091
----------------------------------------------------------------------------
   Stock & Interests (including JVs)                                117,348
----------------------------------------------------------------------------
   Aircraft                                                          34,146
----------------------------------------------------------------------------
   Automobiles                                                           74
----------------------------------------------------------------------------
   Total                                                       $ 13,820,930
----------------------------------------------------------------------------

May 2, 2002 - Section 341 Creditors Meeting          Page 34





[Kmart Logo] Financial Schedules & Statements (cont.)
-------------------------------------------------------------------------------------------------------------------
                                                  ($ in thousands and unaudited)
-------------------------------------------------------------------------------------------------------------------
                  Entity                           Assets            Equity Interest          Adjusted Scheduled
                                             (Schedules A and B)       Eliminations                 Assets
-------------------------------------------------------------------------------------------------------------------
Kmart Corporation (Corp. + 28 entities)         $19,039,546            $(2,658,792)             $16,380,754
-------------------------------------------------------------------------------------------------------------------
Kmart of Indiana                                    284,371                  -                      284,371
-------------------------------------------------------------------------------------------------------------------
Kmart of Michigan, Inc.                             903,637                  -                      903,637
-------------------------------------------------------------------------------------------------------------------
Kmart of North Carolina, LLC                        341,279                  -                      341,279
-------------------------------------------------------------------------------------------------------------------
Kmart of Pennsylvania LP                            571,345                  -                      571,345
-------------------------------------------------------------------------------------------------------------------
Kmart of Texas LP                                   479,194                  -                      479,194
-------------------------------------------------------------------------------------------------------------------
Troy CMBS Property, LLC                             807,936                  -                      807,936
-------------------------------------------------------------------------------------------------------------------
Bluelight.com LLC                                     1,721                  -                        1,721
-------------------------------------------------------------------------------------------------------------------
TC Group I LLC                                      267,689                   -                     267,689
-------------------------------------------------------------------------------------------------------------------
Kmart Overseas Corporation                          361,220                    -                        220
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Intercompany Receivable Eliminations             (6,578,216)                  --
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Kmart Consolidated Company                    $  16,479,723         $ (2,658,792)             $  13,820,930
-------------------------------------------------------------------------------------------------------------------

May 2, 2002 - Section 341 Creditors Meeting          Page 35





[Kmart Logo] Financial Schedules & Statements (cont.)o Adjusted Scheduled
                                Liabilities
-------------------------------------------------------------------------
        Liabilities (000's)

-------------------------------------------------------------------------
   Trade / Accounts Payable                           $      (2,621,650)
-------------------------------------------------------------------------
   Bond Debt                                                 (2,272,527)
-------------------------------------------------------------------------
   Revolver Debt                                             (1,066,870)
-------------------------------------------------------------------------
   Mortgage / Liens                                             (72,831)
-------------------------------------------------------------------------
   Payables to Non-Filing Entities                              (48,075)
-------------------------------------------------------------------------
   Regulatory Claims                                                (63)
-------------------------------------------------------------------------
   Total                                                  $  (6,082,015)
-------------------------------------------------------------------------

May 2, 2002 - Section 341 Creditors Meeting          Page 36





[Kmart Logo] Financial Schedules & Statements (cont.)

---------------------------------------------------------------------------------------------------------------------
                                                    ($ in thousands and unaudited)
---------------------------------------------------------------------------------------------------------------------
                     Entity                           Assets           Equity Interest          Adjusted Scheduled
                                               (Schedules A and B)       Eliminations                 Assets
---------------------------------------------------------------------------------------------------------------------

    Kmart Corporation (Corp. + 28 entities)        $ 19,039,546        $ (2,658,792)               $ 16,380,754
---------------------------------------------------------------------------------------------------------------------
    Kmart of Indiana                                    284,371                  -                      284,371
---------------------------------------------------------------------------------------------------------------------
    Kmart of Michigan, Inc.                             903,637                  -                      903,637
---------------------------------------------------------------------------------------------------------------------
    Kmart of North Carolina, LLC                        341,279                  -                      341,279
---------------------------------------------------------------------------------------------------------------------
    Kmart of Pennsylvania LP                            571,345                  -                      571,345
---------------------------------------------------------------------------------------------------------------------
    Kmart of Texas LP
                                                        479,194                  -                      479,194
---------------------------------------------------------------------------------------------------------------------
    Troy CMBS Property, LLC
                                                        807,936                  -                      807,936
---------------------------------------------------------------------------------------------------------------------
    Bluelight.com LLC
                                                          1,721                  -                        1,721
---------------------------------------------------------------------------------------------------------------------
    TC Group I LLC
                                                        267,689                  -                      267,689
---------------------------------------------------------------------------------------------------------------------
    Kmart Overseas Corporation
                                                        361,220                  -                      361,220
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

    Intercompany Receivable Eliminations
                                                     (6,578,216)                 -                             -
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
    Kmart Consolidated Company                         $  16,479,723        $ (2,658,792)              $  13,820,930
---------------------------------------------------------------------------------------------------------------------

May 2, 2002 - Section 341 Creditors Meeting          Page 37





[Kmart Logo] Financial Schedules & Statements (cont.)

o Public Debt and Preferred Securities
- Unsecured Notes/Debentures in an aggregate amount of approximately $2.0 billion:
  o Approx. $870.8 million in obligations issued pursuant to Indenture, dated February 1, 1985, supplemented on March 1, 1991, with maturities in 2005, 2006, 2012, 2022 and 2023
  o $300 million 8.375% notes issued pursuant to Indenture, dated December 13, 1999, supplemented on same date (maturing December 2004)
  o $400 million 9.375% notes issued pursuant to Indenture, dated December
     13, 1999, supplemented on January 30, 2001 (maturing February 2006)
  o $430 million 9.875% notes issued pursuant to Indenture, dated December
     13, 1999, supplemented on June 19, 2001 (maturing June 2008)

May 2, 2002 - Section 341 Creditors Meeting          Page 38






[Kmart Logo] Financial Schedules & Statements (cont.)

o Public Debt and Preferred Securities (cont.)
   - Unsecured Medium-Term Notes (Series C and D) issued pursuant to Indenture, dated February 1, 1985, supplemented on March 1, 1991, in an aggregate amount of $223 million, maturing in 2002, 2003, 2004, 2006 and 2011
   - Convertible Preferred Securities in a trust (one of the Debtors) to which Kmart has issued Subordinated Obligations of approximately $900 million

   May 2, 2002 - Section 341 Creditors Meeting                Page 39






[Kmart Logo] Financial Schedules & Statements (cont.)

o Real Estate Financings and Related Debts
   - Kmart has obligations of approx. $1.4 billion in connection with various sale/leaseback and other real estate financing transactions
   - Kmart has contingent liability on guarantees of lease obligations of former subsidiaries in the approximate amount of $347 million
   - Kmart owes approx. $103 million in industrial revenue bond financings
o Prepetition Credit Agreements
   - Kmart's aggregate obligation under its two unsecured credit agreements was approx. $1.46 billion at the end of the third quarter of fiscal year 2001 (excluding letters of credit)

May 2, 2002 - Section 341 Creditors Meeting          Page 40

Three Year Revolver Agreement Guarantors

------------------------------------------------------------------------ -----------------------------------------------------------
                           THREE YEAR CREDIT                                                   ASSUMPTION AGREEMENT
                               6-Dec-99                                                               Dec-01
                            $1,100,000,000                                                       (Additions Only)
------------------------------------------------------------------------ -----------------------------------------------------------

Big Beaver Development Corporation (Michigan)                            Kmart of Michigan, Inc. (Michigan)
Big Beaver of Caguas Development (Michigan)                              Big Beaver of Florida Development LLC (Florida)
Big Beaver of Guaynabo Development Corporation (Michigan)                Bluelight.com LLC (Delaware)
Big Beaver of Rio Piedras Development Corporation (Puerto Rico)*         KioskCo LLC (Michigan)
Kmart Apparel Service of Atlanta Corp. (Georgia)*                        Kmart of Amsterdam NY Distribution Center, Inc. (Michigan)
Kmart Apparel Service of Des Plaines Corp. (Illinois)*
Kmart Apparel Service of Puerto Rico Corp. (Puerto Rico)*
Kmart Holdings, Inc. (Delaware)
Kmart Michigan Property Services, LLC (Michigan)
Kmart of Indiana (Indiana)
Kmart of North Carolina LLC (North Carolina)
Kmart of Pennsylvania LP (Pennsylvania)
Kmart of Texas LP (Texas)
Kmart Properties, Inc. (Michigan)*
S.F.P.R. Inc. (Puerto Rico)

------------------------------------------------------------------------------------------------------------------------------------

* = Dissolved

May 2, 2002 - Section 341 Creditors Meeting          Page 41





[Kmart Logo] Financial Schedules & Statements (cont)

364 Day Credit Agreement Guarantors

---------------------------------------------------- ----------------------------------- ------------------------------------------
                 364 DAY CREDIT AGREEMENT                   364 DAY CREDIT AGREEMENT         364 CREDIT AGREEMENT
                         6-Dec-99                                   4-Dec-00                      30-Nov-01
                       $600,000,000                               $464,000,000                   $400,000,000
                                                                (Additions Only)               (Additions Only)
---------------------------------------------------- ----------------------------------- ------------------------------------------

Big Beaver Development Corporation (Michigan)        Kmart of Michigan, Inc. (Michigan)  Big Beaver of Florida Development LLC
Big Beaver of Caguas Development (Michigan)                                                  (Florida)
Big Beaver of Guaynabo Development Corporation                                           Bluelight.com LLC (Delaware)
     (Michigan)                                                                          KioskCo LLC (Michigan)
Big Beaver of Rio Piedras Development Corporation                                        Kmart of Amsterdam NY Distribution Center,
     (Puerto Rico)*                                                                          Inc. (Michigan)
Kmart Apparel Service of Atlanta Corp. (Georgia)*
Kmart Apparel Service of Des Plaines Corp.
     (Illinois)*
Kmart Apparel Service of Puerto Rico Corp. (Puerto
     Rico)*
Kmart Holdings, Inc. (Delaware)
Kmart Michigan Property Services, LLC (Michigan)
Kmart of Indiana (Indiana)
Kmart of North Carolina LLC (North Carolina)
Kmart of Pennsylvania LP (Pennsylvania)
Kmart of Texas LP (Texas)
Kmart Properties, Inc. (Michigan)*
S.F.P.R. Inc. (Puerto Rico)
---------------------------------------------------- ----------------------------------- ------------------------------------------

* = Dissolved

May 2, 2002 - Section 341 Creditors Meeting          Page 42





     [Kmart Logo] Financial Schedules & Statements (cont.)

     o The equity values of the separately scheduled subsidiaries of Kmart Corporation are the Net Book Values reflected on the tax-based balance sheets; the amounts listed below are reflected in the Kmart Corporation Schedules:
     ---------------------------------------------------------------------
                    Entity                  Net Book Value at 1/30/02
                                                     (000's)
     ---------------------------------------------------------------------

     Kmart of Michigan, Inc.                   $              994,410

     Kmart of Texas LP                                        343,889

     Kmart of North Carolina, LLC                             258,007

     Kmart of Indiana                                         220,323

     Kmart Overseas Corporation                               361,692

     Troy CMBS Property, LLC                                  509,168

     TC Group I LLC                                            (2,146)

     Bluelight.com LLC                                        (12,488)

     Kmart of Pennsylvania LP                                 (14,063)

                                        ------------------------------
     Total                                           $      2,658,792
                                        ==============================

     ----------------------------------------------------------------------

         Note:  These amounts are eliminated in the Consolidated SOAL

     May 2, 2002 - Section 341 Creditors Meeting              Page 43





[Kmart Logo] Financial Schedules & Statements (cont.)

o Company defined "Insider" to include all Kmart personnel with the title of Senior Vice President or above, the Controller, Vice President & Secretary, and Directors of the Board
  - All SVPs and above were included as per Kmart Corporate by-laws which give such personnel the ability to formally commit the Company to binding contracts
  - The Controller and Vice President & Secretary were added as they appear on the 10-K, 10-Q, and other SEC filings as officers of the Company

May 2, 2002 - Section 341 Creditors Meeting          Page 44






[Kmart Logo] Financial Schedules & Statements (cont.)

                             Insider Payments (Excluding Loans)
------------------------------------------------------------------------------------------
                             "Insider" Payments By Category                 Amount
                                    1/22/01-1/21/02
------------------------------------------------------------------------------------------

Sign-On Bonus                                                          $ 1,260,236
Relocation/Moving Expenses                                               4,950,014
------------------------------------------------------------------------------------------
Regular Pay
                                                                         16,406,816
Deferred Regular Pay *
                                                                         (1,810,555)
Retrospective Payment for Salary Increase
                                                                             87,653
Annual Management Bonus
                                                                          4,948,818
Deferred Annual Management Bonus *
                                                                           (288,200)
Non-qualified and Supplemental Pension Plan
                                                                          2,144,290
Excess Group Life Insurance Plan for Executives
                                                                             18,547
Distribution from Deferred Compensation Plan
                                                                            975,627
Other Tax Assistance / Gross-Up
                                                                            154,379
Lease Car Expense Reimbursement
                                                                            102,184
Personal Financial Planning Reimbursement
                                                                             72,145
------------------------------------------------------------------------------------------
Severance                                                                 9,991,010

Vacation Pay                                                                 85,384
------------------------------------------------------------------------------------------
Restricted Stock                                                          6,182,125

Stock Options                                                             1,194,535

Aircraft                                                                    231,446
------------------------------------------------------------------------------------------

Total Disbursements                                                    $ 46,706,454


May 2, 2002 - Section 341 Creditors Meeting          Page 45





[Kmart Logo] Financial Schedules & Statements (cont.)

o Included on this statement are relocation loans and retention loans made to Kmart employees and executives within one year immediately preceding the petition date

Retention Loans                                           $ 28,890,000
Relocation Loans                                             1,283,122

                                                 ----------------------
Total Amount Scheduled on SOFA 10                        $  30,173,122
                                                 ----------------------
o Relocation loans include Interest Bearing Loans (3-year amortization) and Bridge Loans (maximum 2-year amortization) repaid through payroll deductions

May 2, 2002 - Section 341 Creditors Meeting          Page 46

o The chart below summarizes payments made within the year before filing to members of the Board of Directors
o The dollar amount is presented in all categories except Deferred Stock Payments, which are illustrated through number of shares


-----------------------------------------------------------------------------------------------------------------
        Payment to Non-Employee Directors Who are Considered Insiders                       Amount
                               1/22/01-1/21/02
-----------------------------------------------------------------------------------------------------------------

Cash Director Fees                                                                   $       95,706
Deferred Cash Payment                                                                     1,177,673
Cash Retirement Payments                                                                    167,647
Distribution from Rabbi Trust's Pension Account                                             237,500
Other Distribution                                                                        1,541,649
                                                                              -----------------------------------
Total Cash Distributions                                                              $   3,220,175

Plus: Stock Payment (Imputed Value for W-2)                                           $     113,172
Plus: Deferred Stock Payment (Number of Shares)                                             328,231
-----------------------------------------------------------------------------------------------------------------

May 2, 2002 - Section 341 Creditors Meeting          Page 47






[Kmart Logo] Extension of 10-K Filing Date

o Filing date extended to May 15, 2002
o Extension provides time to complete:
  - Review of accounting policies and methods by new management
  - Assessment of a possible restatement to reflect certain aspects of Company's previously announced investigation concerning various accounting matters
  - 2001 fiscal year audit by Company's independent accountants
o Assessment and review relates to vendor allowances and rebates and general liability reserves

May 2, 2002 - Section 341 Creditors Meeting          Page 48







[Kmart Logo] Chapter 11 Case Update

o Current Case Deadlines
  - Deadline to Remove Actions - July 19, 2002
  - Deadline to Assume or Reject Build-to-Suit Leases - June 30, 2002
  - General Claims Bar Date - July 31, 2002
  - Expiration of Company's Exclusive Period for Filing a Plan - bridge order extending the period to August 7, 2002 pending a hearing with the Financial Institutions' Committee; objection deadline has otherwise passed with respect to all other parties for extension to February 28, 2003
  - Deadline to Assume or Reject Certain Leases of Non-Residential Real Property (excluding Build-to-Suit Leases) - July 31, 2003

May 2, 2002 - Section 341 Creditors Meeting          Page 49







[Kmart Logo] Chapter 11 Case Update (cont.)

o Future Omnibus Hearing Dates
  - May 29, 2002
  - June 26, 2002
  - July 24, 2002
  - August 29, 2002
  - September 25, 2002
  - October 30, 2002
  - November 20, 2002



May 2, 2002 - Section 341 Creditors Meeting          Page 50






[Kmart Logo] Chapter 11 Case Update (cont.)

                         Summary of Selected Orders

o First Day Orders
  - Motion for Case Management Procedures and Omnibus Hearings
  - Motion for Interim Compensation Procedures
  - Motion for Debtor-in-Possession Financing
  - Motion for Maintenance of Cash Management System
  - Motion for Continuation of Customer Practices
  - Motion for Payment of Employee Wages
  - Motion for Payment of Sales, Use and Other Trust Fund Taxes
  - Motion for Provision of Adequate Assurance to Utilities and Payment of Certain Foreign Utilities

May 2, 2002 - Section 341 Creditors Meeting               Page 51






[Kmart Logo] Chapter 11 Case Update (cont.)

                     Summary of Selected Orders (cont.)


o First Day Orders (cont.)
  - Motion for Payment of Consignment Vendors and Customer Service Providers and Approving Procedures Concerning Consigned Goods
  - Motion for Payment of Critical Trade Vendors (on appeal)
  - Motion for Payment of Shipping and Delivery Charges
  - Motion for Payment of Contractors in Satisfaction of Liens
  - Motion for Payment of Foreign Vendors on Imports (on appeal)
  - Motion for Return to Vendor Program
  - Motion for Reclamation Procedures
  - Motion for PACA/PASA Procedures

May 2, 2002 - Section 341 Creditors Meeting                 Page 52






[Kmart Logo] Chapter 11 Case Update (cont.)

                     Summary of Selected Orders (cont.)


o Omnibus Hearing Orders
  - Motion for Approval of Treatment of Prepetition Purchase Orders Shipped Postpetition as Administrative Expenses
  - Motions Authorizing Rejection of Certain Unexpired Real Property Leases
  - Motion Authorizing the Debtors to Honor Reimbursement Obligations to Issuers of Prepetition Letters of Credit Issued for Benefit of Foreign Vendors (on appeal)
  - Emergency Motion Authorizing Payment of Prepetition Claims of Certain Liquor Vendors (on appeal)
  - Motion Establishing Bar Dates for Filing Proofs of Claim
  - Motion Approving Key Employee Retention, Incentive and Severance Programs
  - Motions for Extension of Time During Which Debtors May Remove Actions

May 2, 2002 - Section 341 Creditors Meeting                 Page 53








[Kmart Logo] Chapter 11 Case Update (cont)

                     Summary of Selected Orders (cont.)

o Omnibus Hearing Orders (cont.)
  - Motion for Extension of Section 365(d)(4) Time Period to Assume or Reject Real Property Leases
  - Motion Approving Settlement of Surety Claims, Authorizing Continuation of Surety Bond, Approving Extension of Secured Credit and Providing Adequate Protection
  - Motion to Approve Joint Fee Review Committee
  - Motions for Approval of Assumption of Certain License Agreements
  - Motion for Approval of Store Closing Sale and Agency Agreement
  - Motion for Approval of Modification of Deferred Compensation Programs
  - Motions Regarding Executive Management Team

May 2, 2002 - Section 341 Creditors Meeting                     Page 54






[Kmart Logo] Chapter 11 Case Update (cont.)

                     Summary of Selected Orders (cont.)


o Proposed Orders (May Hearings)
  - Motion Establishing Bidding Procedures for Closing Stores
  - Motions to Assume Additional Key Licensing Agreements
  - Motion to Establish Procedures for Settling Prepetition Personal Injury Actions Without Further Order of the Court

May 2, 2002 - Section 341 Creditors Meeting                       Page 55







[Kmart Logo] Reorganization Case Calendar

                            Second Quarter 2002

- May 9    -- Additional Hearing Date (Continued Matters)
- May 14   -- Board of Directors Meeting (New York)
- May 15   -- Statutory Committee Meeting (New York)
- May 29   -- Fifth Omnibus Hearing
- June 11  -- Board of Directors Meeting (New York)
- June 12  -- Statutory Committee Meeting (New York)
- June 26  -- Sixth Omnibus Hearing

May 2, 2002 - Section 341 Creditors Meeting                 Page 56






[Kmart Logo] Reorganization Case Calendar (cont.)

                             Third Quarter 2002

- July 16    --  Board of Directors Meeting (New York)
- July 17    --  Statutory Committee Meeting (New York)
- July 19    --  Deadline to Remove Actions
- July 24    --  Seventh Omnibus Hearing
- July 30    --  Deadline to Assume or Reject Build-to-Suit Lease
- Aug 7      --  Expiration of Debtors' Exclusive Period for Filing a Plan
- Aug 20     --  Board of Directors Meeting (New York)
- Aug 21     --  Statutory Committee Meeting (New York)
- Aug 29     --  Eighth Omnibus Hearing
- Sep 17     --  Board of Directors Meeting (New York)
- Sep 18     --  Statutory Committee Meeting (New York)
- Sep 25     --  Ninth Omnibus Hearing

May 2, 2002 - Section 341 Creditors Meeting                     Page 57






[Kmart Logo] Reorganization Case Calendar (cont.)

                               Events in 2003

- Feb 28   -- Proposed Expiration of Debtors' Exclusive Period for Filing a Plan
- Mar 31   -- Deadline to Assume or Reject Certain Leases of Non-Residential
              Real Property
- April 22 -- Proposed Expiration of the Debtors' Exclusive Period to Solicit
              Acceptances of Plan
- July 31  -- Deadline to Assume or Reject Certain Leases of Non-Residential
              Real Property

May 2, 2002 - Section 341 Creditors Meeting                      Page 58